UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a
THE KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Draft
Allianz Global — The Korea Fund Solicitation Script
866-451-3782
Greeting:
Hello, is Mr. /Ms.                      available please?
Hi Mr. /Ms.                     , my name is                                          and I am calling on behalf of the The Korea Fund on a recorded line. Recently you were mailed proxy materials for the upcoming Annual Meeting of Stockholders to be held on October 29, 2008. Have you received this material?
If Received:
Your Fund’s Board of Directors is recommending that you vote in favor of the proposals outlined in the proxy statement. For your convenience, would you like to vote now over the phone?
IF Yes:
The process will only take a few moments.
Again, my name is                     , a proxy voting specialist on behalf of the The Korea Fund. Today’s date is                      and the time is                     Eastern Time.
Would you please state your full name and full mailing address?
Are you authorized to vote all shares?
(If yes, proceed with voting process)
(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)
The Board of Directors has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote for these proposals. How do you wish to vote your account/each of your accounts?

For Favorable Vote:
Mr. /Ms. I have recorded your vote as follows, for all of your The Korea Fund accounts you are voting in favor of the proposals as set forth in the proxy materials you received.
For Non-Favorable Vote:
Mr./Ms. I have recorded your vote as follows, for all of your The Korea Fund accounts you are voting against the proposals as set forth in the proxy materials you received.
For Abstentions:
Mr./Ms. I have recorded your vote as follows, for all of your The Korea Fund accounts you are abstaining on the proposals as set forth in the proxy materials you received.
You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 866-451-3782. Thank you very much for your participation and have a great day/evening.
If Unsure of voting:
Would you like me to review the proposals with you? (Answer all the stockholders questions and ask them if they wish to vote over the phone. If they agree, return to authorized voting section)

If Not Received:
I can resend the materials to you. Do you have an email address this can be sent to?
(If yes: Type email address in the notes and read it back phonetically to the stockholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.
If Shares were sold after (record date)
I understand Mr./Ms.                     , however you were a stockholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections to voting your shares now?
If Not Interested:
I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:
Hello, my name is                                          and I am a proxy voting specialist for the The Korea Fund. You should have received proxy material in the mail concerning the Annual Meeting of Stockholders to be held on October 29, 2008.
Your participation is very important. To vote over the telephone, call toll-free at 866-451-3782 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders.
Thank you for your prompt attention to this matter.
AUTOMATED ANSWERING MACHINE MESSAGE
Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the The Korea Fund. You should have received proxy material in the mail concerning the Annual Meeting of Shareholders to be held on October 29, 2008.
Your participation is very important. To vote over the telephone, call toll-free at 866-451-3782 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM — 9:00 PM and Saturday 10:00AM — 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.

INBOUND — CLOSED RECORDING
“Thank you for calling the Broadridge Proxy Services Center for the The Korea Fund. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you.
INBOUND — CALL IN QUEUE MESSAGE
“Thank you for calling the Broadridge Proxy Services Center for the The Korea Fund. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.
END OF CAMPAIGN MESSAGE
“Thank you for calling the Broadridge Proxy Services Center for the The Korea Fund. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related stockholder calls. If you have questions about your The Korea Fund, please contact your Financial Advisor or call the The Korea Fund at 800-331-1710. Thank you for investing with the The Korea Fund.”

The Korea Fund, Inc. recently contacted you regarding an Annual Meeting of Stockholders to be held on October 29, 2008. You should have already received a Proxy Statement which contains important information about the proposals. To receive another copy please call 1-866-451-3782. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.
1-866-451-3782

Voting is
very important.
Please vote now to be
sure your vote is
received in time for the
October 29, 2008
Annual Meeting of
Stockholders.
The Korea Fund, Inc has made it very easy for you to vote. Choose one of the following methods:
•	Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am — 9pm, Sat 10am — 6pm ET)
•	Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.
•	Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.
•	Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.